Q1 2026 Results

2 TABLE OF CONTENTS Legal Disclosures 3 Guiding Principles & Social Impact 4 Business First Bancshares, Inc. Overview 5 – 11 Liquidity and Deposits 12 Securities Portfolio 13 Noninterest Revenue Opportunities 14 Financial Results Q1 2026 Financial Highlights 16 Credit Metrics Analysis 17 Yield/Rate Analysis 18 Loan and Deposit Portfolio Overview 19 Loan Portfolio Loan Composition 21 – 24 Appendix 26 – 32

3 LEGAL DISCLOSURES 66 85 99 90 163 210 123 175 212 220 88 42 124 129 128 220 x3 Special Note Concerning Forward-Looking Statements This investor presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements in some cases through the Company’s use of words such as “believes,” “anticipates,” “expects,” “may,” “will,” “assumes,” “should,” “predicts,” “could,” “would,” “intends,” “targets,” “estimates,” “projects,” “plans,” “potential” and other similar words and expressions of the future or otherwise regarding the Company’s future business and financial performance and/or the performance of the banking and mortgage industry and economy in general. Forward-looking statements are based on the information known to, and current beliefs and expectations of, the Company’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this presentation including, without limitation, the risks set forth in “Forward Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on February 26, 2026 (as may be amended in the Company’s Quarterly Reports on Form 10-Q). Many of these factors are difficult to foresee and are beyond the Company’s ability to control or predict. The Company believes the forward-looking statements contained herein are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. The Company does not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law. Non-GAAP Financial Measures This presentation includes certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (“GAAP”) and therefore are considered non-GAAP financial measures. The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance, financial condition and the efficiency of its operations. Management believes that these non-GAAP financial measures provide a greater understanding of the ongoing operations and enhance comparability of results with prior periods. The Company’s management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding the Company’s underlying operating performance and the analysis of ongoing operating trends. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from the reporting measures with similar names as used by other companies. You should understand how such other banking organizations calculate their non-GAAP financial measures with names similar to the non-GAAP financial measures discussed herein when comparing such information. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix to this presentation.

4 GUIDING PRINCIPLES & SOCIAL IMPACT b1BANK’s five guiding principles reflect our core beliefs and values, which drive all decisions irrespective of our goals, strategies, or external factors. These tenets are more than guides for making business decisions; they are the core of our culture, driving our day-to-day interactions between employees and with our clients to make a positive impact on the communities we serve b1BANK has received these annual awards from American Banker and Business Report consecutively since 2021 SOCIAL IMPACT 2026 Total Volunteerism: • 687 Hours • 165 hours of financial literacy education and non-profit service 2021 Inception Through March 2026: • Mentored 1,057 businesses • Conducted training classes to help 4,576 entrepreneurs start or grow their business b1 FOUNDATION b1COMMUNITY

5 BALANCE SHEET & EARNINGS SNAPSHOT (4) FRANCHISE HIGHLIGHTS SHAREHOLDER INFORMATION BUSINESS OVERVIEW & CORPORATE ACTIONS BUSINESS FIRST BANCSHARES, INC. OVERVIEW (1) Deposit market share is as of June 30, 2025, per FDIC data. (2) Deposit balances exclude Business First Bancshares Holding Company deposits with the Bank subsidiary and acquired deposits and includes brokered deposits. (3) Includes one closed full-service Banking Center in Rayville, LA that maintains an active ITM. (4) Balance sheet information as of March 31, 2026. Income statement and profitability figures are for the quarter ended March 31, 2026. See appendix for Core reconciliations. (5) Preliminary consolidated capital ratio as of March 31, 2026. (6) Includes $85 million subordinated debt raised on April 2, 2026. • Nasdaq Listed: BFST; April 2018 • Stock Price and Market Capitalization: $27.04 per share, and $882.2MM (as of 3/31/26) • Trailing 30 -Day Average Daily Volume: 191,215 shares • Five publishing analysts; Five “Buy” ratings and $32.50 median price target (as of 3/31/26) • $0.60 annual common stock dividend: 2.2% dividend yield • Repurchased $2.7MM common shares at $27.75 weighted average price per share during Q1’26 • Since 2018, completed three equity capital raises, totaling $151.0 million of additional common equity capital, in addition to three subordinated debt issuances totaling $162.5 million (6) • Diversified full -service commercial -focused bank headquartered in Baton Rouge, Louisiana, focused on serving clients with the sophistication and product set capacity of a large bank and the relationship -orientation of a community bank • #1 deposit market share in Louisiana for Louisiana -headquartered banks (1); Texas market represents 35% of credit exposure as of 3/31/26, DFW is largest market in footprint • Granular deposit base: 120,856 accounts with an average balance of $61,770 and an organic deposit growth CAGR of ~15% since 4Q15(2) • Balanced organic growth and proven acquirer with ~55% organic and ~45% acquired growth since 2018; six whole bank (including Progressive Bank acquisition) and two non -bank acquisitions • 5-time winner of Best Banks to Work For award • $8.9 billion total assets • $6.7 billion total gross loans, HFI • $7.5 billion total deposits (21.1% noninterest bearing) • $919MM total common equity, and $72MM total preferred equity • 13.08% consolidated total risk -based capital ratio (5) • 8.65% TCE / TA, and $23.18 TBV per common share Q1 2026 Actual Results • $89MM total core revenue (15.6% noninterest core revenue) • $24.0MM core net income available to common, $0.73 diluted core EPS available to common, 3.65% GAAP net interest margin • 1.10% core ROAA, 10.6% core ROACE, 62.0% core efficiency ratio • Operations in Louisiana, Texas and Mississippi including: 46 legacy Louisiana full -service Banking Centers (3), one LPO/DPO office, 16 metro-focused Texas Banking Centers , a registered investment advisory in Ridgeland, MS, and a SBA loan service provider in Katy, Texas. • Established Correspondent Banking Group with 150+ network bank relationships serving four primary functions; loan and deposit participations, registered investment advisory, interest rate swap hedging, and SBA loan processing and servicing • On January 1, 2026, closed the acquisition of North Louisiana based Progressive Bank ($774MM in assets as of December 31, 2025) • Completed b1BANK core conversion in May 2025, and acquired Oakwood Bank core conversion in September 2025

6 EXECUTIVE MANAGEMENT Jude Melville Chairman, President and CEO Philip Jordan EVP, Chief Banking Officer Keith Mansfield EVP, Chief Operations Officer Chad Carter EVP, Correspondent Banking Gregory Robertson EVP, Chief Financial Officer Heather Roemer EVP, Chief Administrative Officer Saundra Strong EVP, General Counsel Kathryn Manning EVP, Chief Risk Officer Warren McDonald EVP, Chief Credit Officer Jerry Vascocu President, b1BANK

7 BALANCED FOOTPRINT Note: Dollars in millions. Financial and branch data as of March 31, 2026. Deposit balances do not tie to consolidated figures as a result of wholesale deposits, timing differences and other items recorded at the corporate level. Loan amounts based on outstanding loan balance before accounting adjustments. (1) Banking Center count includes one standalone ITM. (2) Excludes standalone ITM from Deposits / Banking Center calculation. 66 85 99 90 163 210 123 175 212 220 88 42 124 129 128 220 x3 Dallas Fort Worth Region # of Banking Centers: 11 # of LPOs: 1 Total Loans: $1,896.3 Total Deposits: $948.1 Deposits / Banking Center: $86.2 Houston Region # of Banking Centers: 5 Total Loans: $419.6 Total Deposits: $523.1 Deposits / Banking Center: $104.6 Southwest Louisiana Region # of Banking Centers: 21 Total Loans: $1,480.5 Total Deposits: $2,239.8 Deposits / Banking Center: $106.7 Greater New Orleans Region # of Banking Centers: 7 Total Loans: $1,166.2 Total Deposits: $1,152.4 Deposits / Banking Center: $164.6 North Louisiana Region # of Banking Centers(1): 18 Total Loans: $1,676.3 Total Deposits: $1,787.8 Deposits / Banking Center(2): $105.2

8 DIVERSIFIED GROWTH Note: Dollars in millions, except per share data. Amounts may not total due to rounding. (1) Based on the closing date. (2) Non-GAAP financial measure. See appendix for applicable reconciliation. $1,473 $1,652 $2,277 $2,843 $3,562 $4,156 $4,566 $4,924 $4,842 $621 $621 $1,883 $1,883 $2,429 $2,429 $3,291 $3,291 $4,065 $2,095 $2,274 $4,160 $4,726 $5,990 $6,585 $7,857 $8,215 $8,907 2018 2019 2020 2021 2022 2023 2024 2025 Q1'26 BFST Standalone Assets Cumulative Assets Acquired # of Acquisitions(1) 2 0 1 0 1 0 1 0 1 Target(s) Assets Acquired(1) $621 $0 $1,262 $0 $546 $0 $862 $0 $774 TBV Per Share(2) $15.34 $17.31 $16.80 $17.71 $16.17 $18.62 $19.92 $23.36 $23.18 TBVPS ex. AOCI(2) $15.60 $17.12 $16.28 $17.77 $19.12 $21.25 $22.05 $24.49 $24.34 Core ROAA(2) 1.00% 1.15% 1.09% 1.22% 1.05% 1.05% 0.94% 1.06% 1.10%

9 $ 1 9 .6 8 $ 2 1 .4 7 $ 1 9 .8 8 $ 2 1 .2 4 $ 2 0 .2 5 $ 2 2 .5 8 $ 2 4 .6 2 $ 2 7 .9 5 $15.34 $17.31 $16.80 $17.71 $16.17 $18.62 $19.92 $23.36 2018 2019 2020 2021 2022 2023 2024 2025 BVPS TBVPS $ 2 3 .2 4 $ 2 4 .5 9 $ 2 4 .6 2 $ 2 5 .5 1 $ 2 6 .2 3 $ 2 7 .2 3 $ 2 7 .9 5 $ 2 8 .1 8 $19.22 $20.60 $19.92 $20.84 $21.61 $22.63 $23.36 $23.18 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 BVPS TBVPS TANGIBLE BOOK VALUE PER SHARE (TBVPS) GROWTH (1) Non-GAAP financial measure. See appendix for applicable reconciliation. • Tangible book value per share increased ~21% from Q2’24 to Q1’26, reflecting solid organic capital generation and disciplined acquisition integration, despite normal quarter-to-quarter volatility • From 2018 to 2025, tangible book value per share grew ~52%, demonstrating prudent capital management across multiple cycles while generating both organic and inorganic balance sheet growth (1) (1) TBVPS – Trailing 8 Quarters TBVPS – Since Public Listing on Nasdaq

10 $ 1 .2 2 $ 1 .7 4 $ 1 .6 4 $ 2 .5 3 $ 2 .3 2 $ 2 .5 9 $ 2 .2 6 $ 2 .7 9 $1.45 $1.80 $2.05 $2.61 $2.52 $2.62 $2.49 $2.83 2018 2019 2020 2021 2022 2023 2024 2025 EPS Core EPS $ 0 .6 2 $ 0 .6 5 $ 0 .5 1 $ 0 .6 5 $ 0 .7 0 $ 0 .7 3 $ 0 .7 1 $ 0 .6 8 $0.64 $0.68 $0.66 $0.65 $0.66 $0.72 $0.79 $0.73 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 EPS Core EPS EARNINGS PER SHARE (EPS) GROWTH (1) Non-GAAP financial measure. See appendix for applicable reconciliation. (1) Diluted EPS – Trailing 8 Quarters (1) • Core EPS increased ~14% from Q2’24 to Q1’26, reflecting improving earnings power as recent acquisitions are integrated and cost savings are realized • Core EPS grew ~95% from 2018 to 2025, demonstrating consistent earnings growth through various economic cycles and seven bank acquisitions Diluted EPS – Since Public Listing on Nasdaq

11 9.29% 9.42% 9.44% 9.78% 9.88% 10.06% 9.94% 10.21% 12.88% 12.99% 12.75% 13.03% 13.07% 13.22% 12.93% 13.08% Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 Common Equity Tier 1 Total Risk-Based Capital 11.83% 11.43% 10.63% 9.04% 8.68% 9.15% 9.44% 9.94% 13.91% 13.30% 12.28% 11.94% 12.75% 12.85% 12.75% 12.93% 2018 2019 2020 2021 2022 2023 2024 2025 Common Equity Tier 1 Total Risk-Based Capital CONSOLIDATED CAPITAL GROWTH Note: Reflects consolidated capital ratios for Business First Bancshares, Inc. Figures for Q1 2026 are preliminary. • From Q2’24 to Q1’26, CET1 increased by 92 bps and Total Risk-Based Capital improved to 13.08%, reflecting strong internal capital generation and balance sheet optimization while continuing to support growth • From 2018 to 2025, capital ratios remained strong through multiple acquisitions and economic cycles, demonstrating disciplined capital planning and a balanced approach to growth CET1 & TRBC – Trailing 8 Quarters CET1 & TRBC – Since Public Listing on Nasdaq

12 LIQUIDITY AND DEPOSITS Deposit Composition Non-Interest Bearing NOW & Int. Bearing DDA MMDA & Savings Time Deposits • Continue to carry higher cash balances to support liquidity, with 7.24% of total assets at 3/31/2026. • Remain focused on core deposits, which represent over 88% of total deposits. • Continue to take advantage of wholesale funding alternatives to optimize interest costs and liquidity, utilizing FHLB and the brokered deposit market. • Ample contingent liquidity available of just over $3.8 billion at 3/31/2026, to supplement core deposit growth as needed. $7.46B Note: Dollars in millions. Data as of March 31, 2026. Historical Deposit Composition Liquidity Sources FHLB Borrowings Capacity 1,495$ FRB Discount Window 923$ Unencumbered Securities 624$ Available Excess Cash Reserves 558$ Fed Funds Lines Available 145$ Fed Funds Sold 88$ Total 3,833$

13 SECURITIES PORTFOLIO AFS Securities Portfolio • Portfolio serves as a source of on-balance sheet liquidity and provides interest income stability during times of declining rates. • With the relatively high-rate environment, the Bank is reinvesting portfolio cash flows and taking opportunities to modestly grow the portfolio as liquidity allows. • Total portfolio as of 1Q26 was $1.05 billion in AFS, of which agency mortgage-backed securities (MBS) and A-rated municipal securities were the largest components. - 1Q26 weighted average yield of 3.10% - Weighted average life of 4.42 years - Estimated effective duration of 3.42 years $1.05B Note: Dollars in millions. Data as of March 31, 2026. Book Market Net Unrealized Value Value Gain / (Loss) Municipal Securities 277.7$ 259.6$ (18.1)$ Mortgage-Backed Securities 745.1 717.4 (27.7)$ Corporate & Other Securities 36.4 34.6 (1.8)$ U.S. Government Agencies / Treasuries 34.6 34.2 (0.4)$ Total AFS Securities 1,093.9$ 1,045.8$ (48.1)$ Deferred Tax Impact 10.2$ Accumulated Other Comprehensive Income/Loss (37.9)$

14 SMITH SHELLNUT WILSON (SSW) • SSW was founded in 1995 and offers investment advisory services, which includes discretionary and non -discretionary management of investment portfolios for a variety of clients including financial institutions, municipalities, high -net worth individuals, trusts and business entities • As of March 31, 2026, SSW maintained ~$5.53 billion in AUM (3), which includes negative impact of AOCI (~$4.24 billion bank AUM (1), ~$1.30 billion non -bank AUM) • For 1Q26, 37% of total AUM fees were represented by banks and credit unions and SSW provided portfolio management services for 51 bank clients FINANCIAL INSTITUTIONS GROUP (FIG) • September 2020 – b1BANK announced the formation of its Financial Institutions Group (FIG) • FIG currently maintains $525 million in total loan participations sold (1) and has generated $280 million (2) in total deposits through a relationship network of ~100 bank counterparties WATERSTONE LSP February 1, 2024 – Waterstone LSP was acquired by b1BANK and operates as a wholly - owned affiliate as a comprehensive resource for streamlined SBA lending. Waterstone optimizes partner banks’ SBA lending capabilities and achieves growth objectives via Efficient Loan Management, including; Waterstone’s platform simplifies pre -qualification, underwriting, packaging, and closing, accelerating the loan cycle and minimizing workload Snapshot as of March 31, 2026: • 31 banks under LSP Agreements • 1Q26 loan closing volume of $31.1 million (includes $18.1 million of b1BANK loan closings) • 1Q26 active pipeline of ~$73 million INTEREST RATE SWAPS November 2023 – b1BANK announced the formation of its Derivative Solutions Group, providing a full suite of interest rate hedging products offered to our commercial borrowers, including, but not limited to; interest rate swaps, caps, floors, collars, cancellable swaps. This capability allows b1 bankers to compete effectively with larger regional and national banks who offer the same product line. We expect to expand into our institutional client base. FY 2026 PRODUCTION • $111.3 million in client notional generated ~$1.6 million in fee income NONINTEREST REVENUE OPPORTUNITIES – b1FINANCIAL SERVICES (1) Does not necessarily include total production/volume since inception. (2) Reflects average total deposits for Q1 2026. (3) Includes bank and credit union AUM. Excludes b1BANK securities portfolio and TruPs/CDs included in client portfolios. $ in millions Financial Services Group Revenue Growth $0.5 $0.3 $0.2 $0.4 $0.7 $0.9 $0.9 $0.9 $0.8 $2.2 $1.5 $3.4 $1.1 $1.4 $1.0 $2.7 $4.4 $5.4 $5.8 $6.0 $6.3 $1.6 $1.5 $1.9 $1.8 FY 2022 FY 2023 FY 2024 FY 2025 Total Mortgage Fee Revenue Participation Fee Revenue (FIG) Gain on Sale of SBA Loans Waterstone LSP Swap Fees Smith Shellnut Wilson LPL Brokerage $9.0 $11.6 $14.4 $18.6 Q1’26 total b1Financial Services revenue of $5.6 million was flat from prior Q4’25 of $5.6 million. Swap fees and gain on sale of SBA continue to exceed expectations during the first quarter

15 Financial Results 66 85 99 90 163 210 123 175 212 220 88 42 124 129 128 220 x3

16 1st QUARTER 2026 – FINANCIAL RESULTS Note: Dollars in thousands, except per share data. (1) Non-GAAP financial measure. See appendix for applicable reconciliation. (2) Preliminary consolidated capital ratios as of March 31, 2026. Core Net Income $24.0 million +24.7% YoY Core Diluted EPS $0.73 +12.3% YoY Core ROAA 1.10% Core ROACE 10.57% Core Efficiency Ratio 62.0% Net Interest Margin 3.60% (excluding discount accretion) Loan Growth, HFI ~$495 million +32.4% (linked-quarter annualized) Total Deposit Growth ~$766 million +46.4% (linked-quarter annualized) Consolidated Capital CET1 Ratio: 10.21% TRBC Ratio: 13.08% TBVPS $23.18 +11.2% YoY Q1 2026 Results Earnings & Profitability Q1 2026 Q4 2025 Q1 2025 Net Income Available to Common Shareholders 22,214$ 21,009$ 19,193$ Pre-Tax, Pre-Provision Earnings(1) 31,774 30,680 28,631 Diluted Earnings Per Common Share 0.68 0.71 0.65 ROAA 1.01% 1.04% 1.00% ROACE 9.77 10.18 10.48 Net Interest Margin 3.65 3.71 3.68 Efficiency Ratio 64.45 63.10 63.85 Core Net Income Available to Common Shareholders(1) 24,037$ 23,520$ 19,281$ Core Pre-Tax, Pre-Provision Earnings(1) 33,893 33,842 28,742 Core Diluted Earnings Per Common Share(1) 0.73 0.79 0.65 Core ROAA(1) 1.10% 1.16% 1.01% Core ROACE(1) 10.57 11.40 10.53 Net Interest Margin excluding loan discount accretion(1) 3.60 3.64 3.64 Core Efficiency Ratio(1) 61.98 59.74 63.35 Balance Sheet & Capital Total Loans 6,684,263$ 6,189,490$ 5,980,919$ Total Deposits 7,464,949 6,698,590 6,458,181 Common Equity Tier 1 Ratio(2) 10.21% 9.94% 9.78% Total Risk-Based Capital Ratio(2) 13.08 12.93 13.03 Common Equity / Total Assets 10.32 10.04 9.69 Tangible Common Equity / Tangible Assets(1) 8.65 8.53 8.06 Book Value Per Common Share 28.18$ 27.95$ 25.51$ Tangible Book Value Per Common Share(1) 23.18 23.36 20.84 Asset Quality Provision for Credit Losses 2,278$ 3,098$ 2,812$ Net Charge-Offs / Avg. Quarterly Total Loans 0.01% 0.11% 0.02% ACL / Total Loans (HFI) 1.03 0.94 1.01 NPLs / Total Loans (HFI) 1.53 1.24 0.69 NPAs / Total Assets 1.38 1.09 0.55 Q1 2026 Highlights (1) (1) (1)(1) (1) (1) (1)

17 ACL & FV Discount Past Due Loans(1) Note: Dollars in millions. (1) Past due loans include balances past due 30 days or more and not on a nonaccrual status. (2) Nonperforming loans include loan balances past due 90 days or more as well as loans on a nonaccrual status. CREDIT METRICS ANALYSIS Nonperforming Loans(2) Net Charge-offs

18 3.65% 3.60% 2.45% 2.34% 6.61% 3.75% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 NIM NIM ex. Accretion Total Funding Cost Total Cost of Deposits Loan Yield Target Fed Funds Rate Note: Data is as of March 31, 2026. Chart based on GAAP data. (1) NIM excluding loan discount accretion is a non-GAAP financial measure and excludes the accretion of the loan discount on acquired loans. See appendix for applicable reconciliation. YIELD / RATE ANALYSIS – LONG TERM MARGIN STABILITY (1) 2021 2022 2023 2024 2025 2026

19 Loan Portfolio HFI (as of 3/31/26) Note: Dollars in millions. Data is as of March 31, 2026. Loan balances are before accounting adjustments and excludes loans in process and excludes Business Manager loans. (1) Reflects weighted average stated rate for the month-end of March 31, 2026. (2) Core CDs and Core Time Deposits exclude brokered deposits and CDARs. Excludes CD balances for Progressive Bank. • 50.4% of total loans HFI are floating rate, as of March 31, 2026 • 49.6% of total loans HFI are fixed rate, with 11.1% of fixed-rate loans mature within the next 12 months • Internal modeling implies an estimated total deposit beta of 45% – 55% in a slightly up or down rate environment • Overall Core CD balance(2) retention rate was 81% during Q1’26 • $234 million remaining Core CD balances(2) will mature in Q2’26, with $244 million maturing in Q3’26 LOAN AND DEPOSIT PORTFOLIO OVERVIEW Deposit Portfolio (as of 3/31/26) Outstanding Balance Weighted ($MM) (% of Total) Avg. Rate(1) Fixed Rate (mature/reprice > 1 year) 2,563.1$ 38.5% 5.97% Fixed Rate (mature/reprice < 1 year) 739.7 11.1% 6.15% Floating Rate with Floors 1,499.2 22.5% 6.95% Floating Rate without Floors 1,858.2 27.9% 6.80% Total 6,660.2$ 100.0% 6.44% 38.5% 11.1% 22.5% 27.9%61.5% of total loans HFI are floating / variable rate or fixed rate maturing/repricing within the next 12-months Deposit Balance Weighted ($MM) (% of Total) Avg. Rate(1) Noninterest Bearing Deposits 1,575.1$ 21.1% 0.00% Interest Bearing Checking 1,136.1 15.2% 1.89% Savings Deposits 196.7 2.6% 0.25% Money Market Deposit Accounts 3,059.5 41.0% 2.99% Certificate of Deposits 1,030.7 13.8% 3.42% Brokered Deposits 466.9 6.3% 4.10% Total 7,464.9$ 100.0% 2.25% 21.1% 15.2% 2.6% 41.0% 13.8% 6.3% $6.66 billion $7.46 billion

20 Loan Portfolio 66 85 99 90 163 210 123 175 212 220 88 42 124 129 128 220 x3

21 LOAN COMPOSITION Loan Portfolio Breakdown Q1 2026 Highlights $1,862 $1,961 $1,921 $1,922 $1,943 $1,298 $1,310 $1,280 $1,357 $1,517 $1,045 $1,098 $1,076 $1,152 $1,176 $1,142 $1,078 $1,106 $1,119 $1,362 $634 $600 $639 $639 $686 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 Construction Residential, Consumer & Other CRE - Owner Occupied CRE - Non-Owner Occupied Commercial Total Loans HFI QoQ Change Dallas Fort Worth 28.6% Houston 6.3% North Louisiana 25.2% Southwest Louisiana 22.3% Greater New Orleans 17.6% Total Loans HFI by Region ($ in millions) QoQ YoY Commercial 22$ 81$ CRE - Non-Owner Occupied 160$ 219$ CRE - Owned Occupied 24$ 131$ Residential, Consumer, & Other 242$ 220$ Construction 47$ 52$ Total 495$ 703$ Increase (Decrease) by Loan Type $5,981 $6,048 $6,021 $6,189 $6,684 ($0.5) +$66.7 ($26.6) +$168.4 +$494.8 Q1’26 Avg. Yield(1) 6.93% 6.32% 5.97% 5.88% 7.09% Total Yield 6.44% • Total Loans HFI increased $494.8 million, or 8.0% (32.4% annualized) compared to the linked quarter • Excluding acquired Progressive loans, Total Loans HFI declined $102.7 million, or 1.5% (6.2% annualized) compared to the linked quarter • Total Loans HFI increased $703.3 million, or 11.8% year-over-year Note: Data is as of March 31, 2026. Dollars in millions. Loan balances reflect amortized cost basis. (1) Weighted average loan yields exclude Business Manager loans.

22 Note: Loan composition as of March 31, 2026, based on preliminary FDIC call report data. LOAN PORTFOLIO SNAPSHOT $6.68 billion Total Loan Portfolio Composition Top 5 Exposure Categories Outstanding Unfunded Average NPLs % of Balance Commitment Loan Size Total Loans Commercial $1.89 billion $1 billion $429 thousand 1.85% CRE - Owner-Occupied $1.18 billion $51 million $913 thousand 0.80% CRE - Non Owner-Occupied $1.52 billion $21 million $1.95 million 2.30% Construction & Land $686 million $140 million $626 thousand 1.06% 1-4 Family $772 million $58 million $245 thousand 1.63% Total $6.04 billion $0.27 billion $833 thousand 1.64%

23 LOAN COMPOSITION: COMMERCIAL Note: Data is as of March 31, 2026. Percentages based on loan balances before accounting adjustments. • Commercial loans represent 29.1% of the total loan portfolio • Total commercial loan growth year-over-year of 4.4% • Weighted average maturity of the commercial portfolio is 2.30 years Commercial Loans by Collateral Commercial Loans by Market AR & Inventory 31.5% Equipment 11.5% All Other 30.7% Titled Collateral 11.1% Cash/Securities 8.5% Agricultural 6.6% Dallas Fort Worth 35.8% North Louisiana 23.9% Bayou 6.0% Capital 8.7% Greater New Orleans 10.6% Southwest Louisiana 9.0% Houston 6.0%

24 Income Producing CRE Geography(1) Income Producing CRE Portfolio Dallas, TX 12.0% Baton Rouge, LA 11.2% Monroe, LA 5.7% Houston, TX 5.3% Covington, LA 5.0% New Orleans, LA 3.7% Plano, TX 3.7% Lafayette, LA 3.5% Monroe, LA 3.0% Lake Charles, LA 2.5% All Other Geographies 44.5% Total CRE - Income Producing 100.0% 12.0% 11.2% 5.7% 5.3% 5.0% 3.7% 3.7% 3.5% 3.0% 2.5% 44.5% Owner Occupied CRE Geography(1) Income Producin CRE Geography(1) Owner Occupied CRE Portfolio Baton Rouge, LA 10.2% Houston, TX 6.2% New Orleans, LA 5.8% Dallas, TX 5.1% Monroe, LA 3.2% Metairie, LA 3.0% Lake Charles, LA 2.9% Houma, LA 2.5% Monroe, LA 2.3% Lafayette, LA 2.1% All Other Geographies 56.8% Total CRE - Owner Occupied 100.0% 10.2% 6.2% 5.8% 5.1% 3.2% 3.0% 2.9% 2.5% 2.3% 2.1% 56.8% C&D by Geography(1) Owner Occupied CRE Geography(1) C&D Portfolio Dallas, TX 14.3% Baton Rouge, LA 12.4% Covington, LA 8.8% Harvey, LA 3.2% Houston, TX 3.2% New Orleans, LA 2.9% Shreveport, LA 2.5% Denham Springs, LA 2.4% Frisco, TX 2.2% Monroe, LA 2.0% All Other Geographies 45.9% Total C&D 100.0% 14.3% 12.4% 8.8% 3.2% 3.2% 2.9% 2.5% 2.4% 2.2% 2.0% 45.9% Note: Dollars in millions. Data is as of March 31, 2026. Percentages based on loan balances before accounting adjustments. (1) Geographic composition detail reflects borrower zip code on file in loan source files. Does not necessarily reflect zip code or location of loan collateral. (2) Represents the largest loan in each portfolio net of balances sold to other institutions. (3) Represents the outstanding principal balance of all loans maturing between April 1, 2026, through March 31, 2027. LOAN COMPOSITION: COMMERCIAL REAL ESTATE C&D Highlights • $685.8 million total portfolio • $33.4 million largest relationship(2) • $629 thousand average loan size • $275.3 million maturing over the next 12 months(3) • Dallas, Baton Rouge and Covington represent top 3 geographies within C&D and comprise 35.5% of all C&D loans or $243.7 million Owner-Occupied Highlights • $1.18 billion total portfolio • $18.7 million largest relationship(2) • $916 thousand average loan size • $151.9 million maturing over the next 12 months(3) • Baton Rouge, Houston and New Orleans represent top 3 geographies within owner-occupied and comprise 22.3% of all owner-occupied loans or $261.8 million Income Producing Highlights • $1.52 billion total portfolio • $25.9 million largest relationship(2) • $1.96 million average loan size • $359.0 million balance maturing over the next 12 months(3) • Dallas, Baton Rouge and Monroe represent top 3 geographies within income producing and comprise 28.9% of all income producing loans or $438.1 million $685.8 million $1.18 billion $1.52 billion $685.8 million $1.18 billion $1.52 billion CRE Composition - Owner Occupied CRE Composition - Income Producing Owner Occupied CRE Portfolio Hotel/Motel 1.8% Office Building 23.4% Office/Warehouse 23.1% Retail 17.0% Commercial Building 17.2% Other 17.4% Total CRE - Owner Occupied 100.0% 1.8% 23.4% 23.1% 17.0% 17.2% 17.4% iti - I e r ducing Income Producing CRE Portfolio Hotel/Motel 14.6% Office Building 21.2% Office/Warehouse 3.7% Warehouse 8.1% Retail - Single-Tenant 7.1% Retail - Multi-Tenant 24.6% Commercial Building 10.1% Other 10.6% Total CRE - Income Producing 100.0% 14.6% 21.2% 3.7% 8.1% 7.1% 24.6% 10.1% 10.6% C&D Composition C&D Portfolio Raw Land 8.1% Vacant Residential Lots 10.5% Vacant Commercial Lots 7.4% Land Development - Residential 17.0% Residential Construction - OORE 0.1% Residential Construction - Non OORE 17.7% Commercial Construction - Retail 4.8% Commercial Construction - Office 4.6% Commercial Construction - Apartment/Multi-Family 4.8% Commercial Construction - Other 25.0% Total C&D 100.0% 8.1% 10.5% 7.4% 17.0% 0.1% 17.7% 4.8% 4.6% 4.8% 25.0%

25 APPENDIX

26 Note: Dollars in thousands. As of December 31, except for YTD 2026. (1) Non-GAAP Financial measure. See appendix for applicable reconciliation. (2) Preliminary consolidated capital ratios as of 3/31/2026. (3) Excludes SBA PPP loans. (4) Calculated at the bank level based on preliminary FDIC call report data. (5) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans. This was applicable to all periods 12/31/2022, and prior. The guidance and methodology were changed beginning 1/1/2023, due to CECL adoption. HISTORICAL FINANCIAL SUMMARY YTD 2021 2022 2023 2024 2025 2026 Balance Sheet & Capital Total Assets $4,726,378 $5,990,460 $6,584,550 $7,857,090 $8,214,740 $8,906,808 Gross Loans (Excl. HFS) 3,189,608 4,606,176 4,992,785 5,981,399 6,189,490 6,684,263 Deposits 4,077,283 4,820,345 5,248,790 6,511,331 6,698,590 7,464,949 Total Equity 433,368 580,481 644,259 799,466 896,883 991,176 Tangible Common Equity / Tangible Assets(1) 7.76% 6.89% 7.28% 7.63% 8.53% 8.65 % Tier 1 Leverage Ratio(2) 8.14 9.49 9.52 9.53 10.08 10.03 Total Risk-based Capital Ratio(2) 11.94 12.75 12.85 12.75 12.93 13.08 Net Loans (Excl. HFS) / Assets 66.87% 76.25% 75.21% 75.43% 74.69% 74.33 % Gross Loans (Excl. HFS) / Deposits 78.23 95.56 95.12 91.86 92.40 89.54 NIB Deposits / Deposits 31.66 32.14 24.75 20.84 19.74 21.10 Commercial Loans / Loans (Excl. HFS)(3) 22.62 25.05 27.22 31.24 31.05 29.07 C&D / Total Risk-Based Capital(4) 117.0% 109.8% 91.7% 78.2% 68.7% 68.7 % CRE / Total Risk-Based Capital(4) 250.1 272.1 253.5 253.6 258.0 261.4 Asset Quality NPLs / Loans (Excl. TDRs)(5) 0.41% 0.25% 0.34% 0.42% 1.24% 1.53 % NPAs / Assets (Excl. TDRs)(5) 0.31 0.21 0.28 0.39 1.09 1.38 Reserves / Loans (Excl. HFS) 0.91 0.83 0.81 0.92 0.87 0.95 NCOs / Average Loans 0.03 0.04 0.11 0.08 0.19 0.01 Profitability Ratios Net Income Available to Common Shareholders $52,136 $52,905 $65,642 $59,706 $82,460 $22,214 ROAA 1.18% 0.97% 1.04% 0.86% 1.05% 1.01 % ROACE 12.25 11.59 12.36 9.54 10.59 9.77 Net Interest Margin 3.84% 3.92% 3.62% 3.48% 3.69% 3.65 % Efficiency Ratio 61.84 65.26 61.61 65.42 63.85 64.45 Non-Interest Income / Avg. Assets 0.80 0.54 0.62 0.63 0.65 0.63 Non-Interest Expense / Avg. Assets 2.66 2.73 2.47 2.55 2.58 2.58 For the Year Ended December 31,

27Note: Dollars in thousands except per share data. (1) Adjustments are net of tax. RECONCILIATION OF NON -GAAP FINANCIAL MEASURES 2021 2022 2023 2024 2025 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 Core Net Income: Net Income 52,136$ 52,905$ 65,642$ 59,706$ 82,460$ 19,193$ 20,753$ 21,505$ 21,009$ 22,214$ Adjustments(1): -$ (543)$ -$ -$ -$ -$ -$ -$ -$ -$ 799$ 566$ -$ (39)$ 663$ (122)$ -$ -$ 785$ (22)$ -$ -$ 341$ -$ -$ -$ -$ -$ -$ -$ (299)$ 38$ 2,023$ (6)$ (51)$ 1$ 37$ (61)$ (27)$ (63)$ (354)$ -$ (745)$ -$ (2,527)$ -$ (2,527)$ -$ -$ -$ -$ -$ (1,150)$ -$ (497)$ (497)$ -$ -$ -$ -$ 1,230$ 395$ -$ -$ -$ -$ -$ -$ -$ -$ -$ -$ -$ -$ -$ -$ -$ -$ -$ -$ 407$ 4,236$ 215$ 1,524$ 3,128$ 536$ 467$ 1,000$ 1,125$ 1,908$ -$ -$ -$ 769$ 1,939$ 170$ 795$ 346$ 628$ -$ -$ -$ -$ 3,805$ -$ -$ -$ -$ -$ -$ -$ -$ -$ -$ (1,575)$ -$ -$ (1,575)$ -$ -$ Core Net Income 53,919$ 57,597$ 66,326$ 65,759$ 83,540$ 19,281$ 19,525$ 21,215$ 23,520$ 24,037$ Core Return on Average Assets: Net Income 52,136$ 52,905$ 65,642$ 59,706$ 82,460$ 19,193$ 20,753$ 21,505$ 21,009$ 22,214$ Core Net Income 53,919$ 57,597$ 66,326$ 65,759$ 83,540$ 19,281$ 19,525$ 21,215$ 23,520$ 24,037$ Average Assets 4,403,670$ 5,473,508$ 6,341,880$ 6,973,735$ 7,873,743$ 7,750,982$ 7,791,371$ 7,921,159$ 8,016,094$ 8,893,419$ ROAA 1.18% 0.97% 1.04% 0.86% 1.05% 1.00% 1.07% 1.08% 1.04% 1.01% Core ROAA 1.22% 1.05% 1.05% 0.94% 1.06% 1.01% 1.01% 1.06% 1.16% 1.10% ROACE 12.25% 11.59% 12.36% 9.54% 10.59% 10.48% 10.87% 10.80% 10.18% 9.77% Core ROACE 12.67% 12.62% 12.49% 10.51% 10.73% 10.53% 10.23% 10.65% 11.40% 10.57% Average Diluted Shares Outstanding 20,634,281 22,817,493 25,296,200 26,452,084 29,545,702 29,545,921 29,586,975 29,656,639 29,669,253 32,785,554 Diluted Earnings per Common Share 2.53$ 2.32$ 2.59$ 2.26$ 2.79$ 0.65$ 0.70$ 0.73$ 0.71$ 0.68$ Core Diluted Earnings per Common Share 2.61$ 2.52$ 2.62$ 2.49$ 2.83$ 0.65$ 0.66$ 0.72$ 0.79$ 0.73$ Net Interest Margin Excluding Loan Discount Accretion: Net Interest Income 153,884$ 199,577$ 215,129$ 227,383$ 273,163$ 65,983$ 67,042$ 69,276$ 70,862$ 75,195$ Adjustments: (7,750) (9,432) (9,311) (4,182) (4,089) (793) (767) (1,111) (1,418) (1,138) Adjusted Net Interest Income 146,134$ 190,145$ 205,818$ 223,201$ 269,074$ 65,190$ 66,275$ 68,165$ 69,444$ 74,057$ Average Interest-earning Assets 4,011,773$ 5,091,684$ 5,939,405$ 6,536,333$ 7,402,462$ 7,263,399$ 7,299,899$ 7,460,027$ 7,569,692$ 8,348,833$ Net Interest Margin 3.84% 3.92% 3.62% 3.48% 3.69% 3.68% 3.68% 3.68% 3.71% 3.65% 3.64% 3.73% 3.47% 3.41% 3.63% 3.64% 3.64% 3.63% 3.64% 3.60% Core conversion expenses CECL Oakwood impact Tax Credit - ERC Loan purchase discount accretion Net Interest Margin excluding loan discount accretion (Gain)/Loss on Sale of Securities (Gain)/Loss on Sale of Banking Center (Gain)/Loss on Extinguishment of Debt Occupancy and bank premises-hurricane repair Stock Option Exercises Acquisition-related expenses Core Net Income, ROAA, NIM excluding loan discount accretion For the Year Ended December 31, Fiscal Quarter Insurance Reimbursement of storm expenditures, net of tax (Gain)/Loss Former Bank Premises & Equipment Write-Down on Former Bank Premises

28 Note: Dollars in thousands except per share data. (1) Adjustments are net of tax. RECONCILIATION OF NON -GAAP FINANCIAL MEASURES TTM Q2'25 Q3'25 Q4'25 Q1'26 Q1'26 Core Net Income: Net Income 20,753$ 21,505$ 21,009$ 22,214$ 85,481$ Adjustments(1): -$ -$ 785$ (22)$ 763$ 37$ (61)$ (27)$ (63)$ (114)$ (Gain)/Loss on Sale of Banking Center (2,527)$ -$ -$ -$ (2,527)$ -$ -$ -$ -$ -$ 467$ 1,000$ 1,125$ 1,908$ 4,500$ 795$ 346$ 628$ -$ 1,769$ -$ -$ -$ -$ -$ -$ (1,575)$ -$ -$ (1,575)$ Core Net Income 19,525$ 21,215$ 23,520$ 24,037$ 88,297$ Core Return on Average Assets: Net Income 20,753$ 21,505$ 21,009$ 22,214$ 85,481$ Core Net Income 19,525$ 21,215$ 23,520$ 24,037$ 88,297$ Average Assets 7,791,371$ 7,921,159$ 8,016,094$ 8,893,419$ 8,155,511$ ROAA 1.07% 1.08% 1.04% 1.01% 1.05% Core ROAA 1.01% 1.06% 1.16% 1.10% 1.08% Average Diluted Shares Outstanding 29,586,975 29,656,639 29,669,253 32,785,554 30,424,605 Diluted Earnings per Common Share 0.70$ 0.73$ 0.71$ 0.68$ 2.81$ Core Diluted Earnings per Common Share 0.66$ 0.72$ 0.79$ 0.73$ 2.90$ Core conversion expenses CECL Oakwood impact Tax Credit - ERC Core Net Income and ROAA - Trailing Twelve Months Fiscal Quarter (Gain)/Loss Former Bank Premises & Equipment (Gain)/Loss on Sale of Securities (Gain)/Loss on Extinguishment of Debt Acquisition-related expenses

29 Note: Dollars in thousands except per share data. RECONCILIATION OF NON -GAAP FINANCIAL MEASURES Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 Tangible Common Equity / Tangible Assets: Tangible Common Equity Total Shareholders' Equity 826,312$ 848,440$ 878,440$ 896,883$ 991,176$ Preferred Stock (71,930) (71,930) (71,930) (71,930) (71,930) Total Common Shareholders' Equity 754,382$ 776,510$ 806,510$ 824,953$ 919,246$ Adjustments: Goodwill (121,691) (121,146) (121,146) (121,146) (133,564) Core deposit and other intangibles (16,538) (15,775) (15,136) (14,497) (29,409) Total Tangible Common Equity 616,153$ 639,589$ 670,228$ 689,310$ 756,273$ Tangible Assets Total Assets 7,784,728$ 7,948,294$ 7,953,862$ 8,214,740$ 8,906,808$ Adjustments: Goodwill (121,691) (121,146) (121,146) (121,146) (133,564) Core deposit and other intangibles (16,538) (15,775) (15,136) (14,497) (29,409) Total Tangible Assets 7,646,499$ 7,811,373$ 7,817,580$ 8,079,097$ 8,743,835$ Common Equity to Total Assets 9.69% 9.77% 10.14% 10.04% 10.32% Tangible Common Equity to Tangible Assets 8.06% 8.19% 8.57% 8.53% 8.65% Tangible Book Value per Share: Tangible Common Equity Total Shareholders' Equity 826,312$ 848,440$ 878,440$ 896,883$ 991,176$ Preferred Stock (71,930) (71,930) (71,930) (71,930) (71,930) Total Common Shareholders' Equity 754,382$ 776,510$ 806,510$ 824,953$ 919,246$ Adjustments: Goodwill (121,691) (121,146) (121,146) (121,146) (133,564) Core deposit and other intangibles (16,538) (15,775) (15,136) (14,497) (29,409) Total Tangible Common Equity 616,153$ 639,589$ 670,228$ 689,310$ 756,273$ Adjustments: Exclude AOCI (52,844) (47,768) (36,429) (33,287) (37,909) Total Tangible Common Equity (excl. AOCI) 668,997$ 687,357$ 706,657$ 722,597$ 794,182$ Common shares outstanding 29,572,297 29,602,970 29,615,370 29,510,668 32,624,887 Book Value per Common Share 25.51$ 26.23$ 27.23$ 27.95$ 28.18$ Tangible Book Value per Common Share 20.84$ 21.61$ 22.63$ 23.36$ 23.18$ Tangible Book Value per Common Share (excl. AOCI) 22.62$ 23.22$ 23.86$ 24.49$ 24.34$ TCE/TA, TBVPS Fiscal Quarter

30 Note: Dollars in thousands except per share data. RECONCILIATION OF NON -GAAP FINANCIAL MEASURES 2021 2022 2023 2024 2025 Tangible Common Equity / Tangible Assets: Tangible Common Equity Total Shareholders' Equity 433,368$ 580,481$ 644,259$ 799,466$ 896,883$ Preferred Stock - (71,930) (71,930) (71,930) (71,930) Total Common Shareholders' Equity 433,368$ 508,551$ 572,329$ 727,536$ 824,953$ Adjustments: Goodwill (59,894) (88,543) (88,391) (121,572) (121,146) Core deposit and other intangibles (12,203) (14,042) (11,895) (17,252) (14,497) Total Tangible Common Equity 361,271$ 405,966$ 472,043$ 588,712$ 689,310$ Tangible Assets Total Assets 4,726,378$ 5,990,460$ 6,584,550$ 7,857,090$ 8,214,740$ Adjustments: Goodwill (59,894) (88,543) (88,391) (121,572) (121,146) Core deposit and other intangibles (12,203) (14,042) (11,895) (17,252) (14,497) Total Tangible Assets 4,654,281$ 5,887,875$ 6,484,264$ 7,718,266$ 8,079,097$ Common Equity to Total Assets 9.17% 8.49% 8.69% 9.26% 10.04% Tangible Common Equity to Tangible Assets 7.76% 6.89% 7.28% 7.63% 8.53% Tangible Book Value per Share: Tangible Common Equity Total Shareholders' Equity 433,368$ 580,481$ 644,259$ 799,466$ 896,883$ Preferred Stock - (71,930) (71,930) (71,930) (71,930) Total Common Shareholders' Equity 433,368$ 508,551$ 572,329$ 727,536$ 824,953$ Adjustments: Goodwill (59,894) (88,543) (88,391) (121,572) (121,146) Core deposit and other intangibles (12,203) (14,042) (11,895) (17,252) (14,497) Total Tangible Common Equity 361,271$ 405,966$ 472,043$ 588,712$ 689,310$ Adjustments: Exclude AOCI (1,177) (74,204) (66,585) (62,998) (33,287) Total Tangible Common Equity 362,448$ 480,170$ 538,628$ 651,710$ 722,597$ Common shares outstanding 20,400,349 25,110,313 25,351,809 29,552,358 29,510,668 Book Value per Common Share 21.24$ 20.25$ 22.58$ 24.62$ 27.95$ Tangible Book Value per Common Share 17.71$ 16.17$ 18.62$ 19.92$ 23.36$ Tangible Book Value per Common Share (excl. AOCI) 17.77$ 19.12$ 21.25$ 22.05$ 24.49$ TCE/TA, TBVPS For the Year Ended December 31,

31 RECONCILIATION OF NON -GAAP FINANCIAL MEASURES Note: Dollars in thousands. (1) Excludes gains/losses on sales of securities. TTM Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 12/31/2024 12/31/2025 Q1'26 Core Efficiency Ratio: Noninterest Expense 50,578$ 51,206$ 48,882$ 52,412$ 57,471$ 177,652$ 203,078$ 209,971$ Core Adjustments (895)$ (1,578)$ 401$ (2,202)$ (2,227)$ (2,595)$ (4,274)$ (5,606)$ Net Interest and Noninterest Income 79,210$ 81,504$ 80,870$ 83,057$ 89,165$ 271,569$ 324,641$ 334,596$ Core Adjustments (785)$ (3,360)$ -$ 995$ (28)$ (50)$ (3,150)$ (2,393)$ Efficiency Ratio(1) 63.85% 62.83% 60.45% 63.10% 64.45% 65.42% 62.55% 62.75% Core Efficiency Ratio 63.35% 63.51% 60.94% 59.74% 61.98% 64.47% 61.84% 61.52% Core Efficiency Ratio Fiscal Quarter Fiscal Year Ended

32 RECONCILIATION OF NON -GAAP FINANCIAL MEASURES Note: Dollars in thousands. Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 Core pre-tax, pre-provision earnings: Pre-tax, pre-provision earnings 28,631$ 30,251$ 32,065$ 30,680$ 31,774$ Adjustments: (155)$ -$ -$ 995$ (28)$ -$ -$ -$ -$ -$ 1$ 47$ (77)$ (35)$ (80)$ (Gain)/Loss on Sale of Banking Center -$ (3,360)$ -$ -$ -$ (630)$ -$ -$ -$ -$ 679$ 570$ 1,157$ 1,406$ 2,227$ 216$ 1,008$ 439$ 796$ -$ -$ -$ -$ -$ -$ -$ -$ (1,997)$ -$ -$ Core pre-tax, pre-provision earnings 28,742$ 28,516$ 31,587$ 33,842$ 33,893$ Acquisition-related expenses Core conversion expenses CECL Oakwood impact Tax Credit - ERC Core Pre-tax, Pre-provision Earnings Fiscal Quarter (Gain)/Loss Former Bank Premises & Equipment Write-Down on Former Bank Premises (Gain)/Loss on Sale of Securities (Gain)/Loss on Extinguishment of Debt